UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2020
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COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
 ________________________________________________________

Delaware	1-06732		95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

445 South Street	Morristown	New Jersey	7960
(Address of principal executive offices)			(Zip Code)
(862) 345-5000
(Registrant’s telephone number, including area code)
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2020, Covanta Holding Corporation (the “Company” or “Covanta”) announced certain cost reduction efforts in light of the COVID-19 pandemic and the related impact on its business, including reductions in executive compensation. In particular, the Company announced that payment of the Chief Executive Officer’s base salary would be temporarily reduced by 50% and payment of the base salary of its executive leadership team, including the Company's Named Executive Officers, would be temporarily reduced by 25%. These measures are initially expected to remain in place for the next 12 weeks.

In addition, the Company announced that it is temporarily reducing the cash portion of compensation paid to its Chairman of the Board and non-employee directors by 60% from the amounts disclosed in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 3, 2020. The reduction applies to the annual retainer fee and committee chair fees and will be in effect during the same time period as the management reductions discussed above.

Item 8.01  Other Events.

On April 14, 2020, the Company issued a press release announcing certain cost reduction efforts in light of the COVID-19 pandemic and the related impact on its business, including the reductions in executive compensation described in Item 5.02 above, as well as, its plan to reduce the dividend to $0.32 per share, annualized. The Company also indicated it will withdraw 2020 guidance in light of macroeconomic uncertainties due to the pandemic.

Item 9.01. Financial Statements and Exhibits

(c)

Exhibit No,	Exhibit
99.1	Press release, dated April 14,2020

104	Cover Page Interactive Data File - (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 2020

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No,	Exhibit
99.1	Press release, dated April 14, 2020

104	Cover Page Interactive Data File - (formatted as Inline XBRL and contained in Exhibit 101)